Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the amended Annual Report of Silverleaf Resorts, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert E. Mead, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 15, 2009	/s/ ROBERT E. MEAD
Robert E. Mead
Chairman, Chief Executive Officer and President

     A signed original of this written statement required by Section 906 has been provided to Silverleaf Resorts, Inc. and will be retained by Silverleaf Resorts, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.